UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

NUVVE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40296	86-1617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230

San Diego, California 92106

(Address of principal executive offices, including zip code)

(619) 456-5161

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On July 11, 2025, Nuvve Holding Corp., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Lucid Capital Markets, LLC (the “Underwriter”) pursuant to which the Company will issue and sell to the Underwriter pursuant to the Underwriting Agreement 3,044,463 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”) and 1,984,940 pre-funded warrants (each representing the right to purchase one Share of Common Stock at an exercise price of $0.0001, the “Pre-Funded Warrants”) to purchase shares of Common Stock, at an offering price of $0.95 per Share (or $0.9499 per Pre-Funded Warrant), and grant to the Underwriter an option for the issuance and sales of up to 754,411 additional Shares or Pre-Funded Warrants (the “Option”) to be sold by the Company (the “Offering”). The Offering closed on July 14, 2025. The aggregate gross proceeds to the Company from the Offering were approximately $4.8 million, before deducting underwriting discounts of 8.0% of the price to the public and any other expenses payable by the Company in connection with the Offering. Pursuant to the Underwriting Agreement we also agreed to issue the Underwriter’s common stock purchase warrants (the “Representative’s Warrant”) to purchase up to 5% of the securities sold in the Offering at an exercise price of $1.05.

The Company expects to use the net proceeds from the Offering for general corporate purposes including, without limitation, strategic investments, mergers and acquisitions of companies, businesses, or assets; acquisitions of cryptocurrencies; the development and implementation of a cryptocurrency treasury strategy; and general working capital and operational expenditures.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Underwriter, customary conditions to closing, and customary indemnification obligations of the Company.

Each of the Pre-Funded Warrants is exercisable for one share of Common Stock at the exercise price of $0.0001 per Pre-Funded Warrant, immediately exercisable, and may be exercised at any time until all of the Pre-Funded Warrants issued in the Offering are exercised in full. The holder’s ability to exercise its Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein.

The Representative’s Warrants will be exercisable during the period commencing upon issuance until the five-year anniversary of the closing of the Offering, at an exercise price per share of $1.05 (which is equal to 110% of the public offering price per share of the Common Stock in the Offering).

The Offering was made pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on July 7, 2025 (Registration No. 333-288394), a base prospectus filed as part thereof, as supplemented by a preliminary prospectus supplement, dated July 10, 2025, and a final prospectus supplement, dated July 11, 2025.

The Underwriter Agreement, Form of Pre-Funded Warrant and Form of Representative’s Warrant are filed as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The descriptions of the terms of the Underwriter Agreement and Pre-Funded Warrant set forth above are qualified in their entirety by reference to such exhibits.

Item 7.01. Regulation FD Disclosure.

On July 10, 2025, the Company issued a press release announcing the launch of the Offering, and on July 11, 2025, the Company issued a press release announcing the pricing of the Offering and updates to the Company’s digital treasury strategy. The launch and pricing press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Offering and anticipated closing, and expectations regarding our cash runway, use of capital, expenses and other future financial results. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as those related to the anticipated closing of the Offering, are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, uncertainties related to market conditions and the completion of the Offering on the anticipated terms or at all. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent filings with the SEC. In addition, any forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement between Nuvve Holding Corp. and Lucid Capital Markets, LLC dated July 11, 2025.
4.1	Form of Pre-Funded Warrant
4.2	Form of Representative’s Warrant
5.1	Opinion of Baker & Hostetler LLP.
23.1	Consent of Baker & Hostetler LLP (contained in Exhibit 5.1).
99.1	Launch Press Release issued by Nuvve Holding Corp., dated July 10, 2025.
99.2	Pricing Press Release issued by Nuvve Holding Corp., dated July 11, 2025.
104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVVE HOLDING CORP.

Dated: July 15, 2025	By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer

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